UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2017, Perrigo Company plc (the “Company”) entered into an agreement (the “Agreement”) with Starboard Value LP and certain of its affiliates (collectively, “Starboard”), which was described in and filed as an exhibit to the Current Report on Form 8-K filed on February 7, 2017.

Pursuant to the Agreement, Starboard has the right to recommend to the Company’s Board of Directors (the “Board”) two additional nominees to serve as independent directors (“Additional Independent Appointees”). The Company agreed to accept the resignation of Ellen Hoffing effective upon the appointment of the second Additional Independent Appointee to the Board. In addition, the Company agreed to, among other things, nominate the Additional Independent Appointees for re-election at the Company’s 2017 annual general meeting of shareholders.

Starboard has recommended to the Board that Adriana Karaboutis and Rolf A. Classon serve as the Additional Independent Appointees. Pursuant to the Agreement, on May 2, 2017, Ellen Hoffing resigned from the Board and all committees of the Board, effective as of immediately prior to the appointment of the Additional Independent Appointees. Ms. Hoffing’s resignation did not involve any disagreement with the Board, the Company or its management on any matter relating to the Company’s operations, policies or practices.

On May 2, 2017, the Board appointed the Additional Independent Appointees to serve as directors of the Company effective upon Ms. Hoffing’s resignation. Neither of the Additional Independent Appointees has any family relationships with any of the Company’s directors or executive officers or is party to any transactions of the type listed in Item 404(a) of Regulation S-K.

Following the appointment of Ms. Karaboutis to the Audit Committee and Mr. Classon to the Nominating and Governance Committee, the Board committees have been reconstituted as follows:

Nominating and Governance	Remuneration	Audit
Jeffrey Smith (Chairman)	Jeffrey Kindler (Chairman)	Donal O’Connor (Chairman)
Bradley Alford	Theodore Samuels	Jeffrey Kindler
Gary Cohen	Geoffrey Parker	Geoffrey Parker
Rolf Classon	Jeffrey Smith	Adriana Karaboutis

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Dated: May 8, 2017	PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Name: Todd W. Kingma
Executive Vice President, General Counsel
and Secretary